EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559 - 8154
Investor Relations Contact: Elyse Lorenzato (412) 352 -1423

MSA Safety Announces First Quarter Results

PITTSBURGH, April 28, 2021 - Global safety equipment manufacturer MSA Safety Incorporated (NYSE: MSA) today reported results for the first quarter of 2021.

Quarterly Highlights

•Revenue was $308 million, decreasing 10 percent from a year ago on a reported basis and 11 percent on a constant currency basis.

•GAAP operating income was $44 million or 14.3 percent of sales, compared to $59 million or 17.2 percent of sales in the same period a year ago. Adjusted operating income was $47 million or 15.4 percent of sales, compared to $64 million or 18.7 percent of sales in the same period a year ago.

•GAAP earnings were $36 million or $0.92 per diluted share, compared to $44 million or $1.11 per diluted share in the same period a year ago. Adjusted earnings were $37 million or $0.95 per diluted share, compared to $46 million or $1.18 per diluted share in the same period a year ago.

•Operating cash flow was $46 million, increasing 235% from a year ago. The company continues to execute a balanced capital allocation strategy focused on growing its business and returning value to shareholders. MSA deployed $63 million for the acquisition of UK turnout gear leader Bristol Uniforms, $10 million for strategic capital expenditures, and funded $17 million of dividends to shareholders.

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Comments from Management

“While the pandemic and its effects on the economy impacted our quarterly results, we remained focused on executing our strategy, investing in growth programs, improving productivity and generating strong cash flow,” said Nish Vartanian, MSA Chairman, President and CEO. “In the first quarter, we launched breakthrough technology for firefighters, completed the acquisition of Bristol Uniforms, and generated significant improvements in cash flow that position us well for continued investments in our business,” he said. Mr. Vartanian added that MSA's incoming orders strengthened in March and April, and backlog levels are healthy to start the second quarter.

For the quarter, MSA invested four percent of revenue in its R&D portfolio and realized 35 percent of its total revenue from products developed in the past five years. “While we’ve taken steps to streamline our cost structure, we remain committed to investing in our product development pipeline,” he said. Mr. Vartanian noted that the company’s recent launch of its LUNAR technology for firefighters reflects the company’s sustained commitment to product development. LUNAR is a handheld device that uses Cloud technology to deliver breakthrough fire-scene management capabilities for incident commanders.

MSA deployed $63 million for the acquisition of Bristol Uniforms in late January 2021, which expands its reach in the International fire service market. "Our integration plans at Bristol are well underway. We expect to continue to use our balance sheet to enhance our leadership positions in core markets, geographies, and technologies," Mr. Vartanian added.

"While economic recovery may not be a straight line, we're optimistic that the worst is behind us from a demand perspective. The uptick in our order book in March and April provides a sense of confidence in the near term, while our new product development pipeline and strong balance sheet position us well to increase shareholder value for many years to come,” Mr. Vartanian concluded.
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MSA Safety Incorporated
Condensed Consolidated Statement of Income (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020

Net sales	$308,428	$341,145
Cost of products sold	173,688	183,786
Gross profit	134,740	157,359

Selling, general and administrative	75,463	80,237
Research and development	13,234	14,112
Restructuring charges	1,308	2,007
Currency exchange (gains) losses, net	(2,099)	270
Product liability expense	2,796	1,951
Operating income	44,038	58,782

Interest expense	1,911	3,144
Other income, net	(4,213)	(1,259)
Total other (income) expense, net	(2,302)	1,885

Income before income taxes	46,340	56,897
Provision for income taxes	9,740	13,095
Net income	36,600	43,802
Net income attributable to noncontrolling interests	(186)	(128)
Net income attributable to MSA Safety Incorporated	$36,414	$43,674

Earnings per share attributable to MSA Safety Incorporated common shareholders:
Basic	$0.93	$1.12
Diluted	$0.92	$1.11

Basic shares outstanding	39,094	38,824
Diluted shares outstanding	39,420	39,352

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MSA Safety Incorporated
Condensed Consolidated Balance Sheet (Unaudited)
(In thousands)

	March 31, 2021	December 31, 2020
Assets
Cash and cash equivalents	$184,728	$160,672
Trade receivables, net	224,954	252,283
Inventories	220,021	197,819
Notes receivable, insurance companies	3,825	3,796
Other current assets	131,050	139,708
Total current assets	764,578	754,278

Property, net	197,832	189,620
Prepaid pension cost	101,317	97,545
Operating lease assets, net	68,199	53,451
Goodwill	447,059	443,272
Notes receivable, insurance companies, noncurrent	48,837	48,540
Insurance receivable, noncurrent	83,692	85,077
Other noncurrent assets	231,248	200,701
Total assets	$1,942,762	$1,872,484

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$20,000	$20,000
Accounts payable	90,706	86,854
Other current liabilities	196,021	203,691
Total current liabilities	306,727	310,545

Long-term debt, net	340,428	287,157
Pensions and other employee benefits	201,040	208,068
Noncurrent operating lease liabilities	59,211	44,639
Deferred tax liabilities	12,065	10,916
Product liability and other noncurrent liabilities	200,401	201,268
Total shareholders' equity	822,890	809,891
Total liabilities and shareholders' equity	$1,942,762	$1,872,484

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MSA Safety Incorporated
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended March 31,
	2021	2020

Net income	$36,600	$43,802
Depreciation and amortization	10,504	9,640
Change in working capital and other operating	(1,488)	(39,835)
Cash flow from operating activities	45,616	13,607

Capital expenditures	(9,582)	(6,562)
Acquisition, net of cash acquired	(62,992)	—
Change in short-term investments	20,030	(19,612)
Property disposals	35	92
Cash flow used in investing activities	(52,509)	(26,082)

Change in debt	52,017	28,000
Cash dividends paid	(16,820)	(16,331)
Other financing	(3,558)	(24,997)
Cash flow from (used in) financing activities	31,639	(13,328)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(720)	(3,756)

Increase (decrease) in cash, cash equivalents and restricted cash	$24,026	$(29,559)

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentage amounts)

	Americas	International	Corporate	Consolidated
Three Months Ended March 31, 2021
Sales to external customers	$208,340	$100,088	$—	$308,428
Operating income				44,038
Operating margin %				14.3%
Restructuring charges				1,308
Currency exchange gains, net				(2,099)
Product liability expense				2,796
Acquisition related costs				1,373
Adjusted operating income (loss)	45,152	8,790	(6,526)	47,416
Adjusted operating margin %	21.7%	8.8%		15.4%
Depreciation and amortization				10,504
Adjusted EBITDA	52,186	12,163	(6,429)	57,920
Adjusted EBITDA %	25.0%	12.2%		18.8%

Three Months Ended March 31, 2020
Sales to external customers	$231,253	$109,892	$—	$341,145
Operating income				58,782
Operating margin %				17.2%
Restructuring charges				2,007
Currency exchange losses, net				270
Product liability expense				1,951
Acquisition related costs				97
COVID-19 related costs				757
Adjusted operating income (loss)	59,807	12,671	(8,614)	63,864
Adjusted operating margin %	25.9%	11.5%		18.7%
Depreciation and amortization				9,640
Adjusted EBITDA	66,257	15,765	(8,518)	73,504
Adjusted EBITDA %	28.7%	14.3%		21.5%

The Americas segment is comprised of our operations in North America and Latin America geographies. The International segment is comprised of our operations in all geographies outside of the Americas. Certain global expenses are allocated to each segment in a manner consistent with where the benefits from the expenses are derived.
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Adjusted operating income (loss), adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are the measures used by the chief operating decision maker to evaluate segment performance and allocate resources. As such, management believes that adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are useful metrics for investors. Adjusted operating income (loss) is defined as operating income excluding restructuring charges, currency exchange gains / losses, product liability expense, acquisition related costs, including acquisition related amortization, and COVID-19 related costs. Adjusted operating margin is defined as adjusted operating income (loss) divided by segment sales to external customers. Adjusted EBITDA is defined as adjusted operating income (loss) plus depreciation and amortization and adjusted EBITDA margin is defined as adjusted EBITDA divided by segment sales to external customers. Adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The Company's definition of adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income determined on a GAAP basis in addition to these non-GAAP measures.
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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Consolidated

	Three Months Ended March 31, 2021
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	(8)%	8%	(7)%	(9)%	(14)%	(5)%	(7)%	(26)%	(10)%
Plus: Currency translation effects	(2)%	(2)%	—%	(1)%	(2)%	(3)%	(2)%	(2)%	(1)%
Constant currency sales change	(10)%	6%	(7)%	(10)%	(16)%	(8)%	(9)%	(28)%	(11)%

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.
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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Americas Segment

	Three Months Ended March 31, 2021
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	(3)%	—%	(9)%	(8)%	(12)%	(11)%	(7)%	(32)%	(10)%
Plus: Currency translation effects	—%	—%	3%	—%	—%	—%	1%	1%	1%
Constant currency sales change	(3)%	—%	(6)%	(8)%	(12)%	(11)%	(6)%	(31)%	(9)%

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

International Segment

	Three Months Ended March 31, 2021
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	(10)%	48%	(2)%	(13)%	(17)%	7%	(5)%	(26)%	(9)%
Plus: Currency translation effects	(7)%	(13)%	(7)%	(6)%	(5)%	(8)%	(7)%	(6)%	(7)%
Constant currency sales change	(17)%	35%	(9)%	(19)%	(22)%	(1)%	(12)%	(32)%	(16)%

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Supplemental Segment Information (Unaudited)
Summary of constant currency revenue growth by segment and product group

	Three Months Ended March 31, 2021
	Consolidated	Americas	International
Firefighter Helmets and Protective Apparel	6%	—%	35%
Industrial Head Protection	(7)%	(6)%	(9)%
Fall Protection	(8)%	(11)%	(1)%
Breathing Apparatus	(10)%	(3)%	(17)%
Portable Gas Detection	(10)%	(8)%	(19)%
Fixed Gas and Flame Detection	(16)%	(12)%	(22)%
Core Sales	(9)%	(6)%	(12)%

Non-Core Sales	(28)%	(31)%	(32)%

Net Sales	(11)%	(9)%	(16)%

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted earnings per diluted share (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020	% Change

Net income attributable to MSA Safety Incorporated	$36,414	$43,674	(17)%
Tax benefit associated with ASU 2016-09: Improvements to employee share-based payment accounting	(1,534)	(1,271)
Subtotal	34,880	42,403	(18)%

Product liability expense	2,796	1,951
Acquisition related costs	1,373	97
Restructuring charges	1,308	2,007
Asset related losses, net	19	122
COVID-19 related costs	—	757
Currency exchange (gains) losses, net	(2,099)	270
Income tax expense on adjustments	(836)	(1,301)
Adjusted earnings	$37,441	$46,306	(19)%

Adjusted earnings per diluted share	$0.95	$1.18	(19)%

Management believes that adjusted earnings and adjusted earnings per diluted share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income determined on a GAAP basis as well as adjusted earnings.

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About MSA:
Established in 1914, MSA Safety Incorporated is the global leader in the development, manufacture and supply of safety products that protect people and facility infrastructures.  Many MSA products integrate a combination of electronics, mechanical systems and advanced materials to protect users against hazardous or life-threatening situations.  The company's comprehensive product line is used by workers around the world in a broad range of markets, including the oil, gas and petrochemical industry, the fire service, the construction industry, mining and the military.  MSA's core products include self-contained breathing apparatus, fixed gas and flame detection systems, portable gas detection instruments, industrial head protection products, firefighter helmets and protective apparel, and fall protection devices.  With 2020 revenues of $1.35 billion, MSA employs approximately 5,000 people worldwide.  The company is headquartered north of Pittsburgh in Cranberry Township, Pa., and has manufacturing operations in the United States, Europe, Asia and Latin America.  With more than 40 international locations, MSA realizes approximately half of its revenue from outside North America.  For more information visit MSA's web site at www.MSAsafety.com.

Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to all projections and anticipated levels of future performance. Forward-looking statements involve risks, uncertainties and other factors that may cause our actual results to differ materially from those discussed herein. Any number of factors could cause actual results to differ materially from projections or forward-looking statements, including without limitation global economic conditions, spending patterns of government agencies, competitive pressures, the impact of acquisitions and related integration activities, product liability claims, the success of new product introductions, currency exchange rate fluctuations and the risks of doing business in foreign countries. A full listing of these risks, uncertainties and other factors are detailed from time-to-time in our filings with the United States Securities and Exchange Commission ("SEC"), including our most recent Form 10-K filed on February 19, 2021. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. MSA undertakes no duty to publicly update any forward-looking statements contained herein, except as required by law.

Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include constant currency revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, and adjusted earnings per diluted share. The presentation of these financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). For an explanation of these measures, together with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures in the financial tables section above.

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